Supplement to the Statement of Additional Information Dated May 1, 2004 for
M’s Versatile Product - Survivorship Flexible Premium Last Survivor
Variable Life Insurance Policies
Issued by Pacific Life Insurance Company

The second paragraph of Distribution Arrangements is replaced with:

PSD or an affiliate pays various sales compensation to broker-dealers that solicit applications for the policies. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the policies. Commissions are based on “target premiums” we determine. The commissions we pay vary with the agreement, but the most common schedule of commissions we pay is:

•	85% of premiums paid up to the first target premium

•	34.5% of premiums paid up to the second target premium

•	3.5% of the premiums paid under targets 3 – 10

•	2% of premiums paid in excess of the 10th target premium.

The sixth paragraph of Distribution Arrangements is replaced with:

In addition to the commissions described above, we and/or an affiliate may pay additional cash compensation from their own resources in connection with the promotion and solicitation of application for the policies by some, but not all, broker-dealers. The additional cash compensation based on premium payments generally does not exceed 10% of first target premium and, retroactive to January 1, 2004, 1% of premiums paid thereafter. Such additional compensation may give Pacific Life greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Pacific Life a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the registered representative market the policies.

Supplement dated November 1, 2004

Form No. 15-26395-00